UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 16, 2021

Date of Report (Date of Earliest Event Reported)

HP Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 16, 2021, the Board of Directors (the “Board”) of HP Inc. (the “Company”) expanded the size of the Board and elected Kim K.W. Rucker to serve as a director of the Company, effective immediately. Ms. Rucker is the former executive vice president, general counsel and secretary of Andeavor, which was acquired by Marathon Petroleum in 2018. The Board has determined that Ms. Rucker qualifies as an independent director under the listing standards of the New York Stock Exchange and the director independence standards set forth in the Company’s Corporate Governance Guidelines. The Board anticipates naming Ms. Rucker to serve on one or more committees of the Board, but at the time of this Form 8-K, the Board has not determined the committee(s) to which she will be named.

Ms. Rucker will receive compensation for service as a non-employee director of the Company consistent with the compensation generally provided to other non-employee directors, as determined by the Board from time to time. Currently, non-employee directors generally receive, among other things (i) an annual cash retainer of $105,000, which, in lieu of cash, he or she may elect to receive an equivalent value of Company equity securities in the form of fully vested shares of common stock of the Company (“shares”), and an annual equity retainer of $220,000 in the form of fully vested shares, (ii) $2,000 in cash for each Board meeting attended in excess of ten per year and (iii) $2,000 in cash for each Board committee meeting attended in excess of ten meetings per committee per year. For Ms. Rucker’s first partial year of Board service, her annual cash retainer will be pro-rated and paid in the form of cash and her annual equity retainer will be pro-rated and paid in the form of fully vested shares.

There are no arrangements or understandings between Ms. Rucker and any other persons pursuant to which Ms. Rucker was selected as a director. Ms. Rucker has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: November 17, 2021	By:	/s/ RICK HANSEN
	Name:	Rick Hansen
	Title:	Deputy General Counsel, Corporate, and Assistant Secretary